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EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

        In connection with the accompanying Annual Report on Form 10-K/A of IDEC Pharmaceuticals Corporation for the year ended December 31, 2002 (the "Report"), I, William H. Rastetter, Ph.D., Chairman of the Board and Chief Executive Officer of IDEC Pharmaceuticals Corporation, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1)
such Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
the information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of IDEC Pharmaceuticals Corporation.

/s/ WILLIAM H. RASTETTER William H. Rastetter, Ph.D., Chairman of the Board and Chief Executive Officer
October 2, 2003

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

        In connection with the accompanying Annual Report on Form 10-K/A of IDEC Pharmaceuticals Corporation for the year ended December 31, 2002 (the "Report"), I, Edward M. Rodriguez, Vice President, Finance and Controller of IDEC Pharmaceuticals Corporation, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1)
such Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
the information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of IDEC Pharmaceuticals Corporation.

/s/ EDWARD M. RODRIGUEZ Edward M. Rodriguez, Vice President, Finance and Controller
October 2, 2003

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CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350
CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350